99(iv) Escrow Agreement between and among the Company, MainStreet IPO.com Inc. and Lawrence E. Jaffe, Esq. dated July 12, 2000.

                          ESCROW AGREEMENT

     ESCROW AGREEMENT dated as of July   , 2000, between and among MAINSTREET
IPO.COM INC. ("Pledgor"), DIALYSIS CORPORATION OF AMERICA ("Pledgee") and LAWRENCE E. JAFFE, ESQ. (the "Escrow Agent").

                            R E C I T A L S

     WHEREAS, Pledgor has requested that the Pledgee make a $140,000 loan (the "Loan") to the Pledgor in accordance with the terms of a Loan and Security Agreement of even date herewith (as it may be modified, amended, renewed or extended from time to time, the "Loan Agreement"); and

     WHEREAS, the Loan is evidenced by a Secured Convertible Promissory Note executed by the Pledgor in favor of the Pledgee (as it may be modified, amended, renewed or extended, the "Note"); and

     WHEREAS, pursuant to the terms of the Loan Agreement and the Note, Pledgor has agreed to secure the Note with all of the Pledgor's right, title and interest in and to all securities of Linux Global Partners, Inc. (the "Collateral") and agreed to place the Collateral in escrow to be held by the Escrow Agent pursuant to the terms of this Escrow Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements contained in the Loan Agreement, the Note, the related Loan Documents, and this Escrow Agreement, it is agreed as follows:

     1. Escrow Agent.  Pledgor and Pledgee hereby appoint and designate
        ------------
Lawrence E Jaffe, Esq., a member of the bars of the States of New Jersey, New York, and Florida, and the Secretary and counsel to Pledgee, as the Escrow Agent for the purposes set forth herein and in accordance with the terms of this Escrow Agreement.

     2. Capitalized Terms.  All capitalized terms used in this Escrow Agree-
        -----------------
ment, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement, the Note and the Subordination Agreement.

     3. Deposit of Collateral.  Pledgor hereby deposits with the Escrow
        ---------------------
Agent the certificates for the Collateral endorsed in blank or with stock powers attached, evidencing all of the Pledgor's equity, ownership, interest, right and title in and to the Collateral. Should Pledgor hereafter obtain any further right, title and interest in any securities of Linux Global Partners, Inc., such securities shall become part of the Collateral subject to the terms of this Escrow

Agreement as if owned and pledged by Pledgor as of the date of this Escrow Agreement as otherwise provided for in the Loan Agreement. The Collateral shall be held and disposed of by the Escrow Agent in accordance with the terms and provisions of the Note, the Loan Agreement, and this Escrow Agree-ment. Pledgor has granted a security interest to Pledgee in the Collateral being held by the Escrow Agent during the term of this Escrow Agreement for the benefit of the Pledgee, which security interest is first and primary to any and all other Liens, of which Pledgor represents and warrants there are none relating to the Collateral.

     4. Escrow.  The Pledgor and Pledgee authorize the Escrow Agent to keep
        ------
and preserve the Collateral in his possession as security for Pledgor's Obligations under the Loan Agreement and the Note. The escrow shall continue until the earlier to occur of (i) Pledgor's full and complete satisfaction of the Loan Agreement and the Note on or prior to the Maturity Date as defined in the Note; or (ii) any Event of Default which has not been timely cured or an Acceleration Event as those terms are defined in the Loan Agreement, the Note and the Subordination Agreement, giving Pledgee the right to accelerate the Note; or (iii) Pledgee's full and complete conversion of the Note into securities of the Pledgor in accordance with the terms of the Note.

     5. Conditions for Delivery of the Collateral.
        -----------------------------------------

     (a) To the extent that there is an Event of Default or an Acceleration Event as defined in the Loan Agreement, the Note and the Subordination Agreement, Pledgee shall promptly notify the Escrow Agent and demand the Collateral ("Pledgee's Notice") with a copy to the Pledgor. The Escrow
Agent shall, at the end of ten (10) days from receipt of said Pledgee's Notice, deliver the Collateral to the Pledgee, unless, but only with respect to non-financial breaches or actions otherwise not involving or relating to the Collateral, prior to the expiration of said ten (10) day period, the Pledgor provides written notification to the Escrow Agent with a copy to Pledgee to withhold the delivery of the Collateral because there has been no Event of Default or Acceleration Event with a brief statement of the basis therefor. If the Escrow Agent receives such a written notice from the Pledgor within such ten (10) day period, then the Escrow Agent shall not make delivery of the Collateral until there is a settlement of the contro-versy between the Pledgee and Pledgor evidenced either by a signed agreement between the Pledgor and Pledgee or by a binding arbitration agreement as per
Section 19 hereof. Failure of Pledgor to initiate an arbitration proceeding within thirty (30) days of his timely notice to the Escrow Agent to withhold delivery of the Collateral to the Pledgee shall terminate Pledgor's right towithhold delivery and the Escrow Agent shall forthwith render delivery of the Collateral to Pledgee. Notwithstanding anything herein to the contrary, any Event of Default based upon a breach of a financial representation, warranty, covenant or matter (omission or comission), or based upon an action or inaction adversely affecting the Collateral or Pledgee's first priority Lien on the Collateral and its rights thereto as otherwise provided in the Loan Documents, shall entitle the Pledgee with immediate and automatic right to the Collateral pursuant to Pledgee's Notice without any right of the Pledgor to object to the Escrow Agent to such delivery of the Collateral to the Pledgee.

     (b) To the extent the Note is timely and fully satisfied as provided in the Note, and there are no further extensions of the Note or the escrow, or to the extent the Note is fully converted by the Pledgee into securities of the Pledgor in accordance with the terms of the Note, within ten (10) business days from such timely and full satisfaction or conversion of the Note, Pledgor shall provide written notice of such timely satisfaction or conversion of the Note to the Escrow Agent and demand the Collateral ("Pledgor's Notice") with a copy to the Pledgee, the Escrow Agent shall, at the end of the ten (10) days from receipt of Pledgor's Notice deliver the Collateral to the Pledgor, unless prior to the expiration of said ten (10) day period, the Pledgee notifies the Escrow Agent in writing with a copy to the Pledgor to withhold the delivery of the Collateral because there has not been a timely and/or full satisfaction or full conversion of the Note with a brief statement of the basis therefor. If the Escrow Agent receives such written notice from the Pledgee within said ten (10) day period to withhold delivery of the Collateral then the Escrow Agent shall not make delivery of the Collateral until a settlement of the controversy between the Pledgee and Pledgor is reached by an agreement or arbitration as provided in Section 5(a) hereinabove.

     6. Voting Rights.  So long as there has been no Event of Default under
        -------------
the Note, Loan Agreement, or any of the Loan Documents, or there has not been a determination in favor of the Pledgee in any dispute pursuant to Sections 4, 5 and 19 hereof, or there has not been a final determination by a court of competent jurisdiction or other proper tribunal hearing jurisdiction in favor of delivery of the Collateral to the Pledgee, Pledgor shall have the right to vote the Collateral on deposit with the Escrow Agent; provided no such voting may alter the terms of the Loan Agreement, the Note, the Subordination Agree-ment or this Escrow Agreement or otherwise adversely affect the Collateral or Pledgee's security interest in the Collateral.

     7. Dividends.  During the term of this Escrow Agreement and the pledge
        ---------
of the Collateral, all dividends and other amounts received by the Pledgor through the Escrow Agent shall be applied by the Escrow Agent to the payment of late interest, if any, then to accrued interest, if any, and the balance to be promptly remitted to Pledgor, unless there is an Event of Default or an Acceleration Event as provided in the Note, the Loan Agreement or the Subordination Agreement, then to satisfy said Default and all expenses and fees relating thereto.

     8. Adjustments.  In the event that during the term of the pledge and
        -----------
this Escrow Agreement any stock dividend, reclassification, readjustment or other change (collectively "Change") is declared or made in the capital structure of Linux Global Partners, Inc., all new, substituted and additional Collateral or other securities of Linux Global Partners, Inc. in which Pledgor has or may have an interest by reason of any such Change shall be held by the Escrow Agent under the terms of this Escrow Agreement in the same manner as the Collateral originally pledged.

     9. Termination of Escrow.  Upon full and timely satisfaction of the
        ---------------------
Note paid to the Pledgee by the Pledgor or full conversion of the Note by the Pledgee with the Pledgor having issued its securities under the conversion to the Pledgee in accordance with the terms of the Loan Agreement and the Note with no occurrence of an Event of Default or an Acceleration Event, the Escrow Agent shall deliver to Pledgor the Collateral in his possession, which delivery shall thereby terminate all obligations between Pledgee, Pledgor, and the Escrow Agent; provided, further, it is the express intent of the parties hereto that this Escrow Agreement shall also terminate upon an Event of Default or an Acceleration Event and delivery of the Collateral to the Pledgee in accordance with Sections 4 and 5 of this Escrow Agreement at which time all obligations between the Pledgor, Pledgee and Escrow Agent shall cease and terminate.

     10. Expenses.  Pledgee and Pledgor shall equally share the charges of
         --------
the Escrow Agent and attorney's fees, expenses and other costs incurred by the Escrow Agent in connection with the administration of the provisions of this Escrow Agreement.

     11. Escrow Agent Conduct.  In acting as Escrow Agent hereunder, Lawrence
         --------------------
E. Jaffe, Esq.:

     (a) may act in reliance upon any notice, advice, direction, or other document or signature believed by him to be genuine and may assume that any person purporting to give him any notice, advice, direction or other document in accordance with the provisions hereof has been duly authorized to do so and shall be fully protected by so acting;

     (b) may consult with counsel and be fully protected in any action taken, suffered or permitted by him in accordance with the advice of such counsel;

     (c) shall have no responsibilities, duties or obligations other then as stated herein and such duties shall not be changed without his prior written consent;

     (d) shall be entitled to receive payment of reasonable compensation and expenses in performing as Escrow Agent;

     (e) shall not be liable for any mistakes of fact or law, any errors of judgment, or any acts or omissions or for any damages, losses or expenses in performing any of his functions hereunder, except for willful misconduct;

     (f) shall be fully protected in every reasonable exercise of his discretion and shall have no other obligations to the parties hereto, except as expressly set forth herein;

     (g) is authorized to comply with and obey all applicable laws, rules, regulations, orders, judgments and decrees of any governmental authority, court, or other tribunal and shall incur no liability for such compliance;

     (h) if he shall be uncertain as to the Escrow Agent's duties or rights hereunder, shall receive any notice, advice, direction, or other document from any other party with respect to the Collateral which, in the Escrow Agent's opinion, is in conflict with any of the provisions of the Loan Agreement, the Note, this Escrow Agreement, or any of the related Loan Documents, or should he be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Collateral or any part thereof, or as to its delivery, nondelivery, or the content of any notice, advice, direction, or other document, the Escrow Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Escrow Agent's reasonable efforts to safely keep the Collateral until the Escrow Agent shall be directed otherwise in writing by the Pledgee and the Pledgor or by an order, decree or judgment of a court of competent juris-diction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal, but the Escrow Agent shall be under no duty to institute or to defend any proceeding;

     (i) if threatened with litigation or is sued, to interplead any and all interested parties in any court of competent jurisdiction;

     (j) shall have his responsibilities and liabilities hereunder, except as a result of the Escrow Agent's own bad faith, terminate upon the delivery by the Escrow Agent of all the Collateral under the provisions of this Escrow Agreement.

      12. Indemnity.  Pledgee and the Pledgor agree, jointly and severally,
          ---------
to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent hereunder, or in the performance of his duties hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof. The indemnifying party or parties may elect to join in or assume the defense of any claim or litigation against the Escrow Agent in connection therewith. The indemnification and hold harmless provisions of this Section 12 shall survive the expiration or termination of this Escrow Agreement.

     13. Amendments.  This Escrow Agreement shall not be changed or modified
         ----------
except with the prior written authorization of Pledgee, the Pledgor and the Escrow Agent.

     14. Binding on Successors.  This Escrow Agreement shall be binding upon
         ---------------------
and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     15. Notice.  Any communication given hereunder shall be in writing and
         ------
either delivered personally or mailed by registered or certified mail addressed as follows:

     (a) Pledgee:            Dialysis Corporation of America
                             27 Miller Street
                             Lemoyne, PA 17043
                             Attn: Stephen W. Everett, President

     (b) Pledgor:            MainStreet IPO.com Inc.
                             171 Church Lane
                             North Brunswick, NJ 08902
                             Attn: Joseph M. Salvani, Ch. Bd., CEO & President

     (c) the Escrow Agent:   Lawrence E. Jaffe, Esq.
                             777 Terrace Avenue
                             Hasbrouck Heights, NJ 07604

     16. Appointment of Successor Escrow Agent.  In the event that the Escrow
         -------------------------------------
Agent hereunder dies or otherwise becomes unable to act in that capacity, a mutually agreeable third party will appoint a successor Escrow Agent. However, in no event may the successor Escrow Agent be anyone other then an attorney-at-law in the United States, a bank, or similar financial institu-tion.

     17. Governing Law.  The validity, interpretation and construction of
         -------------
this Escrow Agreement shall be governed by the laws of the State of Florida.

     18. Stock Powers.  Pledgor confirms the validity of the stock powers
         ------------
executed by it in favor of the Pledgee on July 10, 2000 with respect to the certificates for the Collateral and the same shall remain in full force and effect and the stock powers and the pledge of the Collateral shall continue to be held by the Escrow Agent in accordance with the terms and provisions of this Escrow Agreement.

     19. Arbitration.  In the event of any dispute of this Escrow Agreement
         -----------
which the parties cannot resolve themselves, then such dispute shall be submitted to the American Arbitration Association of Florida, and shall proceed in accordance with the then existing rules of the American Arbitra-tion Association. The arbitration shall be initiated by a written request of one party and served on the other as provided in Section 5 hereof, and within ten (10) days of the delivery of the demand, each party shall select one arbiter, and those two arbiters so selected will together expeditiously select a third independent arbiter. The three arbiters shall hear the dispute and the decision of any two of them shall be final. The arbiters shall award in their discretion to either party costs of the arbitration, including reasonable counsel fees. Any decision made by the arbiters shall be enforceable as a final and binding decision as if it were a final and binding of a court of competent jurisdiction.

     20. Waiver.  Any waiver by any party of a breach of any provision of
         ------
this Escrow Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Escrow Agreement. The failure of a party to insist upon strict adherence to any term of this Escrow Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right there-after to insist upon strict adherence to that term or any other term of this Escrow Agreement. Any waiver must be in writing.

     21. No Third Party Beneficiaries. This Escrow Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to the Escrow Agreement, except as provided in Paragraph 14.

     22. Counterparts.  This Escrow Agreement may be executed in any number
         ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Pledgee, Pledgor, and the Escrow Agent have duly subscribed their names.

                                       MAINSTREET IPO.COM INC.

                                          /s/ Joseph M. Salvani

                                       By:--------------------------------
                                          JOSEPH M. SALVANI, Ch. of the
                                          Bd., CEO and President

                                       DIALYSIS CORPORATION OF AMERICA



                                       By:--------------------------------
                                          THOMAS K. LANGBEIN,
                                          Ch. of the Bd. and CEO

Accepted:  July 12, 2000

/s/ Lawrence E. Jaffe

----------------------------------
LAWRENCE E. JAFFE, ESQ.
Escrow Agent